Finance Costs	12 Months Ended
Dec. 31, 2022
Finance costs.
Finance costs

11.Finance costs

	2022	2021	2020
	$’000	$'000	$'000

Interest expenses - third party loans	256,208	174,876	177,737
Interest expenses - withholding tax paid on bond interest	12,197	4,404	4,509
Unwinding of discount on decommissioning liability	7,084	4,644	2,644
Interest and finance charges paid/payable for lease liabilities	52,214	32,826	27,384
Net foreign exchange loss arising from financing - unrealized	157,836	126,131	363,953
Net foreign exchange loss arising from financing - realized	206,329	43,422	49,564
Fair value loss on embedded options	159,889	—	—
Costs paid on early loan and bond settlement	—	18,171	—
Fees on loans and financial derivatives	18,673	13,663	7,806
Fair value loss on embedded derivative within revenue contract	—	—	169
Net foreign exchange loss on derivative instruments - unrealized	1,599	3,897	—
	872,029	422,034	633,766

Net foreign exchange loss arising from financing - unrealized in 2022 is primarily due to significant fluctuations in exchange rates predominantly between the Kwacha and the US Dollar, the Naira and the US Dollar rate and the Brazilian Real and the US Dollar (2021: predominantly from the Kwacha and US Dollar, the Naira and the US Dollar rate and the Brazilian Real and the US Dollar rate. 2020: predominantly from the Kwacha and US Dollar rate and the Naira and the US Dollar rate). This arises on commercial bank and intercompany loans denominated in US Dollars at subsidiary level as a result of loan revaluations in local functional currency at period ends. Refer to note 4(b) for further information.